                                                                UNITED STATES BANKRUPTCY COURT
                                                                NORTHERN DISTRICT OF CALIFORNIA


In re:      FreshAChoice, Inc                                             |Case No.      04-54318 (ASW)
            485 Cochrane Circle                                           |              ---------------
            Morgan Hill, CA 95037                                         |
                                                                          |CHAPTER 11
                                                                          |MONTHLY OPERATING REPORT
                                                                          |(GENERAL BUSINESS CASE)
--------------------------------------------------------------------------

                                                                SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   10/30/05 (1)                                             PETITION DATE:   07/12/04
                   ------------                                                              --------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in  $1

                                                           End of Current           End of Prior            As of Petition
2.  Asset and Liability Structure                              Month                   Month                    Filing
                                                               -----                   -----                    ------
    a.  Current Assets                                  $          2,671,179     $         3,297,018
                                                       ----------------------   ---------------------
    b.  Total Assets                                    $         16,612,967     $        17,471,303     $        22,899,629
                                                       ----------------------   ---------------------   ---------------------
    c.  Current Liabilities                             $          6,661,453     $         6,503,830
                                                       ----------------------   ---------------------
    d.  Total Liabilities                               $         18,807,084     $        19,202,341     $        19,707,707
                                                       ----------------------   ---------------------   ---------------------
                                                                                                              Cumulative
3.  Statement of Cash Receipts & Disbursements             Current Month            Prior Month              Case to Date
                                                           -------------            -----------              ------------
    a.  Total Receipts                                  $          4,202,279     $         4,104,458     $        88,856,420
                                                       ----------------------   ---------------------   ---------------------
    b.  Total Disbursements                             $          4,858,914     $         3,894,011     $        88,569,528
                                                       ----------------------   ---------------------   ---------------------
    c.  Excess (Deficiency) of Receipts
         Over Disbursements (a - b)                     $           (656,635)    $           210,448     $           286,892
                                                       ----------------------   ---------------------   ---------------------
    e.  Cash Balance Beginning of Month                 $          2,268,002     $         2,057,554
                                                       ----------------------   ---------------------
    f.  Cash Balance End of Month (c + d)               $          1,611,367     $         2,268,002
                                                       ----------------------   ---------------------
                                                                                                              Cumulative
                                                           Current Month            Prior Month              Case to Date
                                                           -------------            -----------              ------------
4.  Profit/(Loss) from the Statement of Operations      $           (463,079)    $          (320,082)    $        (8,890,609)
                                                       ----------------------   ---------------------   ---------------------
5.  Account Receivables (Pre and Post Petition)         $            234,464     $           144,915
                                                       ----------------------   ---------------------
6.  Post-Petition Liabilities                           $          8,073,215     $         8,339,444
                                                       ----------------------   ---------------------
7.  Past Due Post-Petition Account Payables
     (over 30 days)                                     $                  -     $                 -
                                                       ----------------------   ---------------------

At the end of this reporting month:                                                      Yes                     No
-----------------------------------                                                      ---                     --
8.  Have any payments been made on pre-petition
    debt, other than payments in the normal
    course to secured creditors or lessors?
    (if yes, attach listing including date of                                             X
    payment, amount of payment and name of payee) (See Note 2)                  ---------------------   ---------------------
9.  Have any payments been made to professionals?
    (if yes, attach listing including date of payment,
    amount of payment and name of payee)                                                  X
                                                                                ---------------------   ---------------------
10. If the answer is yes to 8 or 9, were all
    such payments approved by the court?                                                  X
                                                                                ---------------------   ---------------------
11. Have any payments been made to officers,
    insiders, shareholders, relatives?  (if yes,                                          X
    attach listing including date of payment,                                   ---------------------   ---------------------
    amount and reason for payment, and name of payee)
12. Is the estate insured for replacement
    cost of assets and for general liability?                                             X
                                                                                ---------------------   ---------------------
13. Are a plan and disclosure statement on file?                                                                 X
                                                                                ---------------------   ---------------------
14. Was there any post-petition borrowing
    during this reporting period?                                                                                X
                                                                                ---------------------   ---------------------
15. Check if paid: Post-petition Taxes    X ;       U.S. Trustee Quarterly Fees     X
                                         ---                                       ---
    Check if filing is current for:   Post-petition tax reporting and tax returns   X
                                                                                   ---
    (Attach explanation if post-petition taxes or U. S. Trustee Quarterly
      Fees are not paid , or tax return filings are not current.)


Notes:

(1)  The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from October 3,
     2005 through October 30, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2)  On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     11/18/05                                                                      /s/ David Pertl
     -------------------                                                                -----------------------------------------
                                                                                        David Pertl





                                                  STATEMENT OF OPERATIONS (General Business Case)
                                              For the Month Ended                  10/30/05

                 Current Month
---------------------------------------------                                               Cumulative          Next Month
    Actual          Forecast        Variance                                               Case to Date          Forecast
    ------          --------        --------                                               ------------          --------
                                                        Revenues:
 $ 3,746,392      $ 3,936,122     $ (189,730)      1   Gross Sales                        $  78,409,291       $  3,809,923
-------------    -------------   ------------                                            ---------------     --------------
                                  $        -       2   less: Sales Returns
-------------    -------------   ------------             & Allowances                   ---------------     --------------
 $ 3,746,392      $ 3,936,122     $ (189,730)      3   Net Sales                          $  78,409,291       $  3,809,923
-------------    -------------   ------------                                            ---------------     --------------
 $ 2,253,108      $ 2,297,368     $   44,260       4   less: Cost of Goods Sold           $  45,421,674       $  2,213,852
-------------    -------------   ------------             (Note 1)(Schedule 'B')         ---------------     --------------
 $ 1,493,284      $ 1,638,754     $ (145,470)      5   Gross Profit                       $  32,987,617       $  1,596,071
-------------    -------------   ------------                                            ---------------     --------------
 $     4,520      $     4,000     $      520       6   Interest                           $      35,696       $      4,000
-------------    -------------   ------------                                            ---------------     --------------
 $       912                      $      912       7   Other Income:                      $       6,085
-------------    -------------   ------------                       -----------          ---------------     --------------
                                  $        -       8
-------------    -------------   ------------        --------------------------          ---------------     --------------
 $         -                      $        -       9
-------------    -------------   ------------        --------------------------          ---------------     --------------
 $ 1,498,716      $ 1,642,754     $ (144,038)     10       Total Revenues                 $  33,029,398       $  1,600,071
-------------    -------------   ------------                                            ---------------     --------------
                                                     Expenses:
 $    45,062      $    45,000     $     (62)      11   Compensation to Owner(s)           $   1,003,982       $     45,000
-------------    -------------   ------------             /Officer(s)                    ---------------     --------------
 $   132,390      $   131,222     $   (1,168)     12   Salaries                           $   1,990,645       $    131,799
-------------    -------------   ------------                                            ---------------     --------------
                                  $        -      13   Commissions                        $           -
-------------    -------------   ------------                                            ---------------     --------------
 $     3,048                      $   (3,048)     14   Contract Labor                     $     136,322
-------------    -------------   ------------                                            ---------------     --------------
                                  $        -      15   Rent/Lease:                        $      34,751
-------------    -------------   ------------             Personal Property              ---------------     --------------
 $   550,201      $   624,752     $   74,551      16       Real Property (See Note 2)     $  10,710,166       $    600,773
-------------    -------------   ------------                                            ---------------     --------------
 $    39,593                      $  (39,593)     17   Insurance                          $     701,924
-------------    -------------   ------------                                            ---------------     --------------
 $    47,143                      $  (47,143)     18   Management Fees                    $     958,222
-------------    -------------   ------------             (Credit Cd. Processing)        ---------------     --------------
 $   147,795      $   164,682     $   16,887      19   Depreciation & Amortization        $   2,968,311       $    159,122
-------------    -------------   ------------                                            ---------------     --------------
                                                       Taxes:
                                  $        -      20       Employer Payroll Taxes         $     184,615
-------------    -------------   ------------                                            ---------------     --------------
 $    32,049                      $  (32,049)     21       Real Property Taxes            $     652,088
-------------    -------------   ------------                                            ---------------     --------------
                                  $        -      22       Other Taxes                    $      36,565
-------------    -------------   ------------                                            ---------------     --------------
 $   187,636      $   170,183     $  (17,452)     23   Advertising                        $   2,986,265       $    111,690
-------------    -------------   ------------                                            ---------------     --------------
 $    21,104      $    74,889     $   53,785      24   G&A                                $     387,613       $     64,694
-------------    -------------   ------------                                            ---------------     --------------
 $     8,617      $     5,000     $   (3,617)     25   Interest                           $     304,862       $      8,000
-------------    -------------   ------------                                            ---------------     --------------
 $     9,621                      $   (9,621)     26   Other Expenses:                    $     279,134
-------------    -------------   ---------------          Legal fees & Audit             ---------------     --------------
 $    23,105                      $  (23,105)     27 Professional Fees                    $     420,923
-------------    -------------   ------------                                            ---------------     --------------
 $    11,071                      $  (11,071)     28 Travel Expenses/Meals/ Ent           $     163,491
-------------    -------------   ---------------     --------------------------          ---------------     --------------
 $     1,212                      $   (1,212)     29 Storage                              $      68,677
-------------    -------------   ---------------     --------------------------          ---------------     --------------
 $   214,540      $   224,063     $    9,523      30 Others (See Note 3)                  $   3,942,981       $    200,298
-------------    -------------   ---------------     --------------------------          ---------------     --------------
 $   220,117      $   210,331     $   (9,786)     31 Utilities                            $   4,085,840       $    210,331
-------------    -------------   ---------------     --------------------------          ---------------     --------------
 $    64,132      $    75,811     $   11,679      32 Repairs & Maintenance                $   1,525,654       $     75,811
-------------    -------------   ---------------     --------------------------          ---------------     --------------
 $     1,613                      $   (1,613)     33 License & Permits                    $      94,839
-------------    -------------   ---------------     --------------------------          ---------------     --------------
                                  $        -      34
-------------    -------------   ---------------     --------------------------          ---------------     --------------
 $ 1,760,047      $ 1,725,934     $  (34,113)     35       Total Expenses                 $  33,637,868       $  1,607,518
-------------    -------------   ------------                                            ---------------     --------------
 $  (261,331)     $   (83,180)    $ (178,151)     36 Subtotal                             $    (608,470)      $     (7,447)
-------------    -------------   ------------                                            ---------------     --------------
                                                     Reorganization Items:
                                                                                         ---------------     --------------
 $  (145,206)     $  (168,000)    $  (22,794)     37   Professional Fees                  $  (3,703,520)      $   (119,000)
-------------    -------------   ------------                                            ---------------     --------------
                                  $        -      38   Provisions for Rejected            $           -
-------------    -------------   ------------             Executory Contract             ---------------     --------------
                                  $        -      39   Interest Earned on                 $           -
-------------    -------------   ------------             Accumulated Cash from          ---------------     --------------
                                                           Resulting Chp 11 Case
 $     9,158                      $    9,158      40   Gain or (Loss) from                $     863,547
-------------    -------------   ------------             Sale of Equip.                 ---------------     --------------
                                  $        -      41   U.S. Trustee Quarterly Fees        $     (13,369)
-------------    -------------   ------------                                            ---------------     --------------
 $   (65,700)     $  (110,000)    $  (44,300)     42   Store Closure & Asset              $  (5,428,467)
-------------    -------------   ------------             Impairment Expenses            ---------------     --------------
 $  (201,748)     $  (278,000)    $   76,252      43       Total Reorganization Items     $  (8,281,809)      $   (119,000)
-------------    -------------   ------------                                            ---------------     --------------
 $  (463,079)     $  (361,180)    $ (101,899)     44  Net Profit (Loss) Before            $  (8,890,279)      $   (126,447)
-------------    -------------   ------------             Federal & State Taxes          ---------------     --------------
                                  $        -      45   Federal & State Income Taxes       $         330       $          -
-------------    -------------   ------------                                            ---------------     --------------
 $  (463,079)     $  (361,180)    $ (101,899)     46 Net Profit (Loss)                    $  (8,890,609)      $   (126,447)
=============    =============   ============                                            ===============     ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                October 30, 2005

Notes:
      (1)Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

      (2)Real Property                                  Amount
                                                      -----------
         Rent Expense                                    439,126
         Common Ground Maintenance                       111,075
                                                      -----------
         Total                                           550,201

      (3)Other Admin                                    Amount
                                                      -----------
         Deposits Over/Short                               2,101
         Cash Over                                          (936)
         Cash Short                                        4,095
         Freight, Express, Cartage                         2,162
         Services                                         62,963
         Supplies                                         85,815
         Misc. Operating Expense                           1,108
         Auto Related Expense                             13,520
         Auto Incentive
         Bank Charges                                      9,956
         Penalties & Late fees                               390
         Payroll Processing Fees                           3,984
         Real Time Fees                                    4,038
         Royalty Fees                                      5,618
         Recruiting                                          106
         Asset Write Off                                   2,712
         Management Training & Development                16,908
                                                      -----------
         Total                                           214,540

                                    BALANCE SHEET
                               (General Business Case)
                           For the Month Ended   10/30/05
                                                 --------
     Assets
                                                  From
                                                Schedules       Market Value(1)
                                                ---------       ---------------
        Current Assets

  1        Cash and cash equivalents -
            unrestricted                                        $  1,611,367
                                                                 ------------
  2        Cash and cash equivalents -
           restricted
                                                                 ------------
  3        Accounts receivable (net)               A            $    234,464
                                                                 ------------
  4        Inventory                               B            $    341,718
                                                                 ------------
  5        Prepaid expenses                                     $    483,630
                                                                 ------------
  6        Professional retainers
                                                                 ------------
  7        Other:Assets Held for Sale
                                                                 ------------
  8
           --------------------------                            ------------
  9              Total Current Assets                           $  2,671,179
                                                                 ------------
        Property and Equipment (Market Value)

 10        Real property                           C            $  2,409,646
                                                                 ------------
 11        Machinery and equipment                 D            $  1,908,200
                                                                 ------------
 12        Furniture and fixtures                  D            $  2,269,557
                                                                 ------------
 13        Office equipment                        D            $     42,972
                                                                 ------------
 14        Leasehold improvements                  D            $  6,371,826
                                                                 ------------
 15        Vehicles                                D            $        543
                                                                 ------------
 16        Other:                                  D
                                                                 ------------
 17                                                D
                                                                 ------------
 18                                                D
                                                                 ------------
 19                                                D
                                                                 ------------
 20                                                D
                                                                 ------------
 21              Total Property and Equipment                   $ 13,002,744
                                                                 ------------
        Other Assets

 22       Loans to shareholders
                                                                 ------------
 23        Loans to affiliates
                                                                 ------------
 24        Deposits (See Note 4)                                $    789,724
           ------------------------------                        ------------
 25        Intangible                                           $    149,320
           ------------------------------                        ------------
 26
           ------------------------------                        ------------
 27
           ------------------------------                        ------------
 28              Total Other Assets                             $    939,044
                                                                 ------------
 29              Total Assets                                   $ 16,612,967
                                                                 ============
     NOTE:
          Indicate the method used to estimate the market value of assets
           (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                           Liabilities and Equity
                           (General Business Case)

     Liabilities From Schedules

        Post-Petition

           Current Liabilities

 30              Accrued salaries and wages                     $  1,124,178
                                                                 ------------
 31              Payroll taxes
                                                                 ------------
 32              Real and personal property
                  taxes
                                                                 ------------
 33              Income taxes
                                                                 ------------
 34              Sales taxes payable                            $    738,804
                                                                 ------------
 35              Notes payable (short term)
                                                                 ------------
 36              Accounts payable (trade)          A            $    451,762
                                                                 ------------
 37              Real property lease arrearage
                                                                 ------------
 38              Personal property lease
                  arrearage
                                                                 ------------
 39              Accrued professional fees                      $    966,352
                                                                 ------------
 40              Current portion of long-term post-petition debt
                 (due within 12 months)
 41              Other:Other Accrued Expense (Note 2)           $  3,380,357
                                                                 ------------
 42
           ------------------------------                        ------------
 43
           ------------------------------                        ------------
 44              Total Current Liabilities                      $  6,661,453
                                                                 ------------
 45        Long-Term Post-Petition Debt, Net of Current
            Portion                                             $  1,411,762
                                                                 ------------
 46              Total Post-Petition
                  Liabilities                                   $  8,073,215
                                                                 ------------
        Pre-Petition Liabilities (allowed
         amount)

 47              Secured claims                    F            $  2,498,927
                                                                 ------------
 48              Priority unsecured claims         F            $    725,139
                                                                 ------------
 49              General unsecured claims          F            $  2,566,918
                                                                 ------------
 53              Other Accrued Expense (Note 2)
                                                                $  4,834,672
                                                                 ------------
 54              Long Term Liabilities (Note 3)
                                                                $    108,213
                                                                 ------------
 55              Total Pre-Petition
                  Liabilities                                   $ 10,733,869
                                                                 ------------
 56              Total Liabilities                              $ 18,807,084
                                                                 ------------
     Equity (Deficit)

 57        Retained Earnings/(Deficit) at time of filing        $(41,222,568)
                                                                 ------------
 58        Common/Preferred Stock                               $  5,181,223
                                                                 ------------
 59        Additional paid-in capital                           $ 42,737,837
                                                                 ------------
 60        Cumulative profit/(loss) since filing of case        $ (8,890,609)
                                                                 ------------
 61        Post-petition contributions/(distributions) or
            (draws)
                                                                 ------------
 62        Market value adjustment
                                                                 ------------
 63              Total Equity (Deficit)                         $ (2,194,117)
                                                                 ------------
 64  Total Liabilities and Equity (Deficit)                     $ 16,612,967
                                                                 ============




                  Fresh Choice, Inc. (Case # 04-54318 ASW)
                         Notes to the Balance Sheet
                           as of October 30, 2005
Note:
--------
    (1)    Book value.

    (2)    The following is a list of Other Accrued            Pre & Post-     Pre-      Post-
            Expenses:                                           Petition     Petition   Petition
                                                           ----------------- ---------- -----------

           23010 Workers' Comp Payable                               880,821          -    880,821
           23030 Accrued Credit Card Proc
            Fees                                                      11,021          -     11,021
           23040 Accrued Bank Charges                                 11,940          -     11,940
           23050 Gift Certificate Allowance                          581,184          -    581,184
           23070 Food Credit Liability                               230,095          -    230,095
           23110 Accrued Payroll Processing Fee                        3,454          -      3,454
           23120 Closed Restaurants Payable  (502(b)(6))
            estimate                                               4,370,779  4,370,779          -
           23121 Store Closure Reserve                                     -          -          -
           23125-6 Accrued Rent                                      433,866    199,674    234,192
           23130 Other Accrued Liabilities                           617,753          -    617,753
           23140 Accrued Fees-Finance                                  7,618          -      7,618
           23150 Accrued Fees-Legal                                   10,075          -     10,075
           23170 Accrued Fees-Audit                                   99,003          -     99,003
           23180 Accrued Fees-Tax                                     28,471          -     28,471
           23200 Accrued Fees-Employee Litigati                       18,150          -     18,150
           23210 Accrued Fees-Executive                               13,533          -     13,533
           23225 Accrued Auto                                              -          -          -
           23240 Accrued Health Insurance-GW                         114,247          -    114,247
           23250 Accrued Insurance                                    18,824          -     18,824
           23300 Advertising Accrual                                  53,970          -     53,970
           23350 Interest Payable - Loc                               41,650      1,649     40,001
           23360 Interest Payable                                     22,969     21,101      1,868
           23390 Accrued Janitorial Expense                            2,749          -      2,749
           23400 Accrued Utilities                                   260,147    125,608    134,539
           23410 Accrued Property Taxes                              368,332     63,147    305,185
           23420 Accrued Cam                                          14,378     52,714    (38,336)
                                                           ----------------- ---------- -----------
           Total Other Accrued Expenses                           $8,215,029 $4,834,672 $3,380,357

                                                           Combined Amount
    (3)    The following is a list of Long Term               Pre & Post-      Pre-      Post-
            Liabilities                                         Petition     Petition   Petition
                                                           ----------------- ---------- -----------

           24320 Deferred Rent                                     1,211,870          -  1,211,870
           24340 Deferred Gain On Sale                               142,229          -    142,229
           24350 Other Non-Current
            Liabilities                                               57,664          -     57,664
           24390 Notes Payable-Long Term                             108,213    108,213          -
                                                                           -          -          -
                                                           ----------------- ---------- -----------
           Total Long Term Liabilities                            $1,519,975    108,213  1,411,762

    (4)    Deposits                    Amount
                       ----------------------

           Rent Deposit              167,321
           Alcohol
            Deposit                    2,350
           Other
            Deposit                  588,252
           Utility
            Deposit                   31,802
                       ----------------------
           Total
            Deposit                  789,724

Fresh Choice, Inc.
Payments to Officers
Period 11, 2005



                                                                 Car
                             Date                Gross         Allowance  Others/Bonus       Total
--------------------------------------------------------------------------------------------------------

Pertl, David       October 7, 18 &21, 2005    $  14,461.52   $  1,107.69                   $  15,569.21

O'Shea, Tim        October 7, 18 &21, 2005    $  15,384.60   $  1,384.62                   $  16,769.22

Freedman, Tina   October 7, 14, 18 &21, 2005  $   9,615.38   $  1,107.69   $  2,000.00     $  12,723.07

--------------------------------------------------------------------------------------------------------

Total                                         $  39,461.50   $  3,600.00   $  2,000.00     $  45,061.50
========================================================================================================

Fresh Choice, Inc.
Payments to Professional Fees
Period 11, 2005





                                          Date                     Amount      Cumulative
--------------------------------------------------------------------------------------------

Corporate Revitalization Partners                                                $  141,963
Gray, Cary Ware                                                                  $  225,238
Greater Bay Bank                                                                 $   22,000
Huntley, Mullaney & Spargo                                                       $  124,259
Pachulski, Stang Ziel                                                            $  870,308
Sulmeyer Kupetz Client Trust                                                     $  399,136
XRoads Solutions Group              October 7, 2005          $    58,669         $  976,651







--------------------------------------------------------------------------------------------

Total                                                        $    58,669         $2,759,555
============================================================================================

                                 SCHEDULES TO THE BALANCE SHEET
                                     (General Business Case)
                                           Schedule A
                              Accounts Receivable and (Net) Payable

                                                       Accounts       Accounts
                                                       Receivable     Payable         Past Due
Receivables and Payables Agings                      (Pre and Post-    (Post       Post Petition
                                                       petition)     -petition)         Debt
                                                   ---------------- ------------   --------------
   0 -30 Days                                             $234,464     $451,762
                                                   ---------------- ------------
   31-60 Days
                                                   ---------------- ------------
   61-90 Days                                                                                 $0
                                                                    ------------   --------------
   91+ Days
                                                   ---------------- ------------
   Total accounts receivable/payable-(see note 1)
                                                         $234,464     $451,762
                                                   ---------------- ============
   Allowance for doubtful accounts
                                                   ----------------
   Accounts receivable net)                              $234,464
                                                   ================

                                           Schedule B
                                  Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                   Cost of Goods
----------------------------------                   -------------
                                 Inventory(ies)
                                   Balance at
                                  End of Month     Inventory Beginning of Month         $336,791
                                                                                   ==============
                                                   Add -
                                                    Net purchase                        $980,633
   Retail/Restaurants                                                              --------------
     Product for
      resale                           $341,718       Direct labor                    $1,277,402
                             -------------------                                   --------------
                                                     Manufacturing
                                                      overhead                     --------------
   Distribution-                                      Freight in                   --------------
     Products for                                    Other:                        --------------
      resale                 -------------------                                   --------------
                                                   -----------------------------   --------------
                                                   -----------------------------   --------------
   Manufacturer -
      Raw Materials          -------------------
      Work-in-progress       -------------------     Less -
      Finished goods         -------------------      Inventory End of Month            $341,718
                             -------------------                                   --------------
                                                      Shrinkage
                             -------------------                                   --------------

   Other -                                            Personal Use
    Explain                                                                        --------------
                             -------------------


                                                   Cost of Goods
   --------------------------                       Sold                              $2,253,108
   --------------------------                                                      ==============
       TOTAL                           $341,718
                             ===================

   Method of Inventory
    Control                                        Inventory Valuation Methods
   Do you have a functioning perpetual inventory   Indicate by a checkmark method
    system?                                         of inventory used.
            Yes  X     No
                ---    ---
   How often do you take a complete physical       Valuation
    inventory?                                      methods -
                                                       FIFO cost
                                                                                ---
     Weekly                                            LIFO cost
                     ---                                                        ---
     Monthly          X                                Lower of
                     ---                                cost or
                                                        market
                                                                                ---
     Quarterly                                         Retail
                                                        method
                     ---                                                        ---
     Semi-                                             Other                     X
      annually       ---                                Explain                 ---

     Annually
                     ---
Date of last physical                               Standard Cost, with updates every month before
 inventory was               October 30, 2005       inventory
                             -------------------   ----------------------------------------------
                                                   ----------------------------------------------
Date of next physical
 inventory is                November 27, 2005
                             -------------------   ----------------------------------------------

Note:


(1) Food credit are given  due to quantity discounts and/or marketing allowances.
     Payments are received at the end of each quarter.

                                     Schedule C
                                   Real Property
Description                                                        Market Value
                                                        Cost           (1)
                                                    ------------   ------------
   Land                                             $         -    $         -
   -----------------------------------               -----------    -----------
   Building                                         $ 3,839,333    $ 3,839,333
   -----------------------------------               -----------    -----------
   Accumulation Depreciation                        $(1,429,687)   $(1,429,687)
   -----------------------------------               -----------    -----------

   -----------------------------------              ------------   ------------

   -----------------------------------              ------------   ------------

   -----------------------------------              ------------   ------------
   Total                                            $ 2,409,646    $ 2,409,646
                                                     ===========    ===========


                                     Schedule D
                              Other Depreciable Assets
Description                                                        Market Value
                                                        Cost           (1)
                                                    ------------   -------------
Machinery & Equipment -
   Kitchen Equipment                                $ 8,059,703    $ 8,059,703
   -----------------------------------               -----------    -----------
   Equipment in Progress                            $   154,856    $   154,856
   -----------------------------------               -----------    -----------
   Computer Equipment                               $ 1,186,873    $ 1,186,873
   -----------------------------------               -----------    -----------
   Accumulation Depreciation                        $(7,493,232)   $(7,493,232)
   -----------------------------------               -----------    -----------
   Total                                            $ 1,908,200    $ 1,908,200
                                                     ===========    ===========
Furniture & Fixtures -
   Furniture & Fixtures                             $ 6,773,988    $ 6,773,988
   -----------------------------------               -----------    -----------
   Construction Fixtures in Progress                $   301,008    $   301,008
   -----------------------------------               -----------    -----------
   Smallwares                                       $ 1,029,121    $ 1,029,121
   -----------------------------------               -----------    -----------
   Accumulation Depreciation                        $(5,834,560)   $(5,834,560)
   -----------------------------------               -----------    -----------
   Total                                            $ 2,269,557    $ 2,269,557
                                                     ===========    ===========
Office Equipment -
--------------------------------------
   Office Equipment                                 $   176,498    $   176,498
   -----------------------------------               -----------    -----------
   Accumulation Depreciation                        $  (133,526)   $  (133,526)
   -----------------------------------               -----------    -----------

   -----------------------------------              ------------    ------------
   Total                                            $    42,972    $    42,972
                                                     ===========    ===========
Leasehold Improvements -
   Leasehold Improvement                            $14,029,189    $14,029,189
   -----------------------------------               -----------    -----------
   Accumulation Depreciation                        $(7,657,363)   $(7,657,363)
   -----------------------------------               -----------    -----------

   -----------------------------------              ------------    ------------

   -----------------------------------              ------------    ------------
   Total                                            $ 6,371,826    $ 6,371,826
                                                     ===========    ===========
Vehicles -
   Vehicles                                         $    17,344    $    17,344
   -----------------------------------               -----------    -----------
   Accumulation Depreciation                        $   (16,801)   $   (16,801)
   -----------------------------------               -----------    -----------

   -----------------------------------              ------------    ------------

   -----------------------------------              ------------    ------------
   Total                                            $       543    $       543
                                                     ===========    ===========


Note:

(1)Book Value.

                                                Schedule E
                                       Aging of Post-Petition Taxes
                                (As of End of the Current Reporting Period)
Taxes Payable                   0-30 Days       31-60 Days     61-90 Days     91+ Days          Total
                             ---------------  --------------  ------------- ------------  -----------------
Federal
     Income Tax Withholding   $     132,281                                                $       132,281
                               -------------  --------------  ------------- ------------    ---------------
     FICA - Employee                                                                       $             -
                             ---------------  --------------  ------------- ------------    ---------------
     FICA - Employer                                                                       $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Unemployment (FUTA)                                                                   $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Income                                                                                $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Other (Attach List)                                                                   $             -
                             ---------------  --------------  ------------- ------------    ---------------
Total Federal Taxes           $     132,281    $          -    $         -   $        -    $       132,281
                               -------------    ------------    -----------   ----------    ---------------
State and Local
     Income Tax Withholding                                                                $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Unemployment (UT)                                                                     $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Disability Insurance
      (DI)                                                                                 $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Empl. Training Tax (ETT)                                                              $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Sales                    $     738,804                                                $       738,804
                               -------------  --------------  ------------- ------------    ---------------
     Excise                                                                                $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Real property            $      32,049                                                $        32,049
                               -------------  --------------  ------------- ------------    ---------------
     Personal property                                                                     $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Income                                                                                $             -
                             ---------------  --------------  ------------- ------------    ---------------
     Other (Attach List)                                                                   $             -
                             ---------------  --------------  ------------- ------------    ---------------
Total State & Local Taxes     $     770,853    $          -    $         -   $        -    $       770,853
                               -------------    ------------    -----------   ----------    ---------------
Total Taxes                   $     903,134    $          -    $         -   $        -    $       903,134
                               =============    ============    ===========   ==========    ===============


                                   Schedule F
                            Pre-Petition Liabilities

                                                                           Allowed
List Total Claims For Each Classification (1)           Claimed Amount    Amount (b)
---------------------------------------------           --------------  ------------
     Secured claims  (a)                                $  2,498,927
                                                        ------------    ------------
     Priority claims other than taxes                   $    268,587
                                                        ------------    ------------
     Priority tax claims                                $    456,552
                                                        ------------    ------------
     General unsecured claims                           $  2,566,918
                                                        ------------    ------------


     (a)  List total amount of claims even it under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


           Schedule G - Rental Income Information - Not applicable to
                             General Business Cases


                                   Schedule H
                  Recapitulation of Funds Held as of 10/30/05

                                           Account 1                 Account 2               Account 3              Account 4
Bank                                  Wells Fargo               Wells Fargo             Wells Fargo             Bank of America
                                      --------------------      --------------------    --------------------    -------------------
Account Type                          Concentration             Money Market            Benefits ACH Pmt.       Disbursement
                                      --------------------      --------------------    --------------------    -------------------
Account No.                           4038-832325               12576708                4945091882              7313400466
                                      --------------------      --------------------    --------------------    -------------------
Account Purpose                       General                   Investment              Payroll                 Gifts Certificates
                                      --------------------      --------------------    --------------------    -------------------
Balance, End of Month                 $         1,743,320       $           767,570     $             5,205     $               526
                                      --------------------      --------------------    --------------------    -------------------


                                           Account 5                 Account 6               Account 7               Account
Bank                                  Wells Fargo               Wells Fargo             Wells Fargo             Cash in Registers
                                      --------------------      --------------------    --------------------    -------------------
Account Type                          Accounts Payable          Payroll                 Disbursement            and on hand
                                      --------------------      --------------------    --------------------    -------------------
Account No.                           412-1020184               403-8832366             403-8832408
                                      --------------------      --------------------    --------------------    -------------------
Account Purpose                       A/P ZBA                   Payroll ZBA             Gifts Certificates
                                      --------------------      --------------------    --------------------    -------------------
Balance, End of Month                 $         (924,265)  (2)  $          (99,196) (2) $            50,158     $            68,050
                                      --------------------      --------------------    --------------------    -------------------
Total Funds on Hand for all Accounts  $         1,611,367
                                      ====================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

        2 The negative balance reflects a timing difference.


                    STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                  Increase/(Decrease) in Cash and Cash Equivalents
                        For the Month Ended  10/30/05
                                           -----------

                                                          Actual         Cumulative
                                                      Current Month    (Case to Date)
                                                      --------------   --------------
   Cash Receipts
 1     Rent/Leases Collected
                                                      --------------   --------------
 2     Cash Received from Sales                       $   4,038,726    $  85,246,229
                                                       -------------    -------------
 3     Interest Received                              $       2,497    $      35,024
                                                       -------------    -------------
 4     Borrowings
                                                      --------------   --------------
       Funds from Shareholders, Partners, or Other
 5      Insiders                                                       $     500,000
                                                      --------------    -------------
 6     Capital Contributions
                                                      --------------   --------------
 7     Proceeds from Sale of Restaurant               $      94,812    $   3,008,923
       ------------------------------------            -------------    -------------
 8     Accounts Receivalbe-Cedarlane                  $      66,244    $      66,244
       ------------------------------------            -------------    -------------
 9
       ------------------------------------           --------------   --------------
10
       ------------------------------------           --------------   --------------
11
       ------------------------------------           --------------   --------------
12        Total Cash Receipts                         $   4,202,279    $  88,856,420
                                                       -------------    -------------
   Cash Disbursements
13     Payments for Inventory                             2,585,687    $  49,435,918
                                                       -------------    -------------
14     Selling                                              114,912    $   2,572,458
                                                       -------------    -------------
15     Administrative                                       140,248    $   2,605,431
                                                       -------------    -------------
16     Capital Expenditures                                 196,082    $     863,113
                                                       -------------    -------------
17     Principal Payments on Debt                     $      32,582    $   2,457,643
                                                       -------------    -------------
18     Interest Paid                                  $       4,280    $     218,576
                                                       -------------    -------------
       Rent/Lease:
19        Personal Property
                                                      --------------   --------------
20        Real Property                                   1,167,984    $  11,049,896
                                                       -------------    -------------
       Amount Paid to Owner(s)/Officer(s)
21        Salaries                                           45,062    $     981,529
                                                       -------------    -------------
22        Draws
                                                      --------------   --------------
23        Commissions/Royalties
                                                      --------------   --------------
24        Expense Reimbursements                             11,740    $     200,981
                                                       -------------    -------------
25        Other
                                                      --------------   --------------
       Salaries/Commissions (less employee
26      withholding)                                         98,855    $   1,571,949
                                                       -------------    -------------
27     Management Fees
                                                      --------------   --------------
       Taxes:
28        Employee Withholding                              200,456    $   3,985,209
                                                       -------------    -------------
29        Employer Payroll Taxes                            110,344    $   2,413,563
                                                       -------------    -------------
30        Real Property Taxes                                          $     651,887
                                                      --------------    -------------
31        Other Taxes Sales Taxes                            37,742    $   5,973,319
                                                       -------------    -------------
32     Other Cash Outflows:
                                                      --------------   --------------
33        Credit Card fees                                   44,272    $     887,103
          ---------------------------------            -------------    -------------
34        Adjust. to Beg. Cash Balance                $           -    $    (108,601)
          ---------------------------------            -------------    -------------
35        Reorganization-Professional Fees            $      58,669    $   2,759,555
          ---------------------------------            -------------    -------------
36        Reorganization-US Trustee Fees              $      10,000    $      50,000
          ---------------------------------            -------------    -------------
37
          ---------------------------------           --------------   --------------
38        Total Cash Disbursements:                   $   4,858,914    $  88,569,528
                                                       -------------    -------------
39 Net Increase (Decrease) in Cash                    $    (656,635)   $     286,892
                                                       -------------    -------------
41 Cash Balance, Beginning of Period                  $   2,268,002    $   1,324,475
                                                       -------------    -------------
43 Cash Balance, End of Period                        $   1,611,367    $   1,611,367
                                                       =============    =============